[Flag Investors logo omitted]

                                MANAGED MUNICIPAL
                                   FUND SHARES

                               Semi-Annual Report
                                 April 30, 2000

PORTFOLIO DIVERSIFICATION BY STATE
--------------------------------------------------------------------------------

                             [map graphic omitted]

    STATE ALLOCATION
--------------------------------
                   % OF
                 MUNICIPAL
                   BONDS
--------------------------------
 Texas             19.5%
 North Carolina    11.1
 Washington        11.0
 Florida            6.9
 Minnesota          6.0
 Wisconsin          5.5
 Kansas             5.0
 Virginia           5.0
 Delaware           4.9
 Tennessee          4.8
 South Carolina     4.4
 Illinois           2.9
 Ohio               2.8
 Utah               2.2
 Colorado           2.0
 Missouri           1.9
 Indiana            1.7
 Oregon             1.6
 Hawaii             0.8
   Total          100.0%

  Average Maturity                 12.8 years
--------------------------------------------------------------------------------
  Average Duration                  8.3 years
--------------------------------------------------------------------------------
  Quality Breakdown:
--------------------------------------------------------------------------------
    AAA                                   59%
--------------------------------------------------------------------------------
    AA                                    41%
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR'S REPORT

     We are pleased to report on the progress of your Fund for the period ended April 30, 2000. The Fund recorded a total return for the first six months of the fiscal year, of 2.81%. Since its inception on October 23, 1990, the Fund has produced a cumulative total return of 75.98%, which translates into an average annual total return of 6.12%. These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge.

PORTFOLIO MANAGEMENT

     The Fund emphasizes "top quality" in its municipal bond investments. Over the last six months, quality yield spread differentials have opened a bit. But the strong revenue growth experienced by most municipalities has so far moderated any spread opening.

     [line graph omitted]
     plot points as follows:
     10/29/99     32
                  33
     11/12/99     41
                  44
                  37
     12/3/99      39
                  38
                  35
     12/24/99     39
                  39
                  40
     1/14/00      40
                  39
                  38
     2/4/00       41
                  44
                  49
     2/25/00      51
                  51
                  53
     3/17/00      56
                  57
                  64
     4/7/00       65
                  52
                  50
     4/28/00      50

     ISI expects the economy will slow over the second half of the fiscal year and that will hit medium quality municipals. In this environment, we believe the Fund's high quality orientation should help its performance.

     The Fund's high quality municipalities have more financial options than the typically more leveraged medium quality municipalities. As a result, the Fund's issues are often quickly pre-refunded. This is an advantage for the Fund in a rising interest rate environment because the fund can sell these short maturity issues and re-deploy the proceeds in the higher yielding long maturity market. The Fund currently has almost 22.5% of its assets in pre-refunded bonds and short-term reserves. As the second half of the fiscal year unfolds, ISI will be

--------------------------------------------------------------------------------

looking for an opportunity to extend the maturity of the Fund by selling its short maturity holdings and investing in the 20-year maturity range. For more information on the outlook for the economy, please see ISI's report which follows this letter.

     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

/S/SIGNATURE R. Alan Medaugh

R. Alan Medaugh
President

May 5, 2000

ECONOMIC OUTLOOK FOR 2000
--------------------------------------------------------------------------------

OVERVIEW

     Currently, we see more negatives than positives for bonds. In establishing our position on bonds, we look at three perspectives: 1) fundamentals, 2) sentiment, and 3) technicals. Currently, we believe the fundamentals and technicals are negative, while sentiment is positive. This mix puts us cautious on bonds. We are watching the "fundamentals" for a possible change, given that our company surveys last week predicted a slow down in the economy, money growth has been slowing, and commodity prices have weakened. But strong growth reports have been dominant so far. First quarter nominal growth was reported last week to be running at an 8.1% annual rate. Inflation readings have also picked up. The Employment Cost Index, a report closely watched by the Federal Reserve, jumped to a 4.3% annual rate for the first quarter. The pick-up in inflation has gained consumer attention according to the University of Michigan Inflation Expectation report. Inflation expectations are up 100 basis points in the last year, implying future pressure on wage demands. We expect the Federal Reserve will increase the Federal Funds rate by 50 basis points in two 25 basis point moves at the May and June meetings.

U.S. ECONOMY

     Over the last five years a distinct economic growth pattern has persisted, with the first quarter of the year strong relative to the fourth quarter of the preceding year as illustrated in the chart below. For seasonal strength to continue for five years means the forces behind the growth are accelerating faster than the Bureau of Labor Statistics can adjust their seasonal models. We believe the keys to this first quarter growth are accelerating tax refunds, rising bonus payments and home mortgage refinancing windfalls.

[bar chart omitted]
plot points as follows:

12/31/95                       2.6
3/31/96                        3.3
12/31/96                       2.9
3/31/97                        4.4
12/31/97                       3.3
3/31/98                        5.8
12/31/98                       4.6
3/31/99                        6.5
12/31/99                       5.9
3/31/00                        7.5

--------------------------------------------------------------------------------

     The question is what's next. It would seem that the first quarter acceleration story suggests growth slows in the second quarter. However, that has not been the case. In the past four years, second quarter consumer spending has accelerated half the time. This year there is a special stimulus: the repeal of the Social Security earnings test for workers aged 65 to 69. This will provide roughly a $1.4 billion tax cut for the second quarter, or almost $6 billion at an annual rate. So, it is likely that this year may see growth persist at a higher rate into the second quarter. As a result, the Federal Reserve will be forced to continue with its increases in short rates.

     In the second half of 2000, we expect the Federal Reserve rate increases along with those of other Central Banks will begin to dampen growth. Also pointing to lower growth, money supply growth, which leads retail sales, has rolled over in the last month. Equity prices have also been flat for the last four months while exhibiting volatile day to day action. This behavior is likely to reduce consumer confidence. ISI sees a slow down developing from these factors.

FINANCIAL MARKETS

     Strong growth in 1999 and a change in Federal Reserve policy pushed interest rates up from 4.82% to 5.63% on 20-year AAA municipal bonds. After an early 2000 rally, strong growth and a hawkish Federal Reserve have again moved rates higher. The stock market has also played a role in raising rates. The resulting long-term build up of consumer balance sheet wealth has stimulated spending, helping bolster economic growth. A year-end 1999 money growth acceleration to head off any Y2K problems most likely exacerbated the performance of the speculative part of the equity market such as the NASDAQ. The recent reversal of the money acceleration seemed to have produced a sizeable drop in the same speculative stock sector. As a result, price volatility has become an important feature in the financial markets.

     Looking ahead, we expect growth to slow in the second half of 2000. This is likely to cap the Federal Reserve's interest rate increases and begin to lower long-term bond yields.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the Fund's total return, according to a standardized formula.

     The SEC standardized total return figures include the impact of the maximum 4.5% initial sales charge for the Class A Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge.

Average Annual Total Return(1)

  Periods Ended   4/30/00         1 Year         5 Years      Since Inception(*)
--------------------------------------------------------------------------------
  Class A Shares                  (6.57)%         4.12%             5.60%
--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

(*) 10/23/90

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

     These figures assume the reinvestment of dividend and capital gain distributions. Returns would have been lower during the specified period if certain fees and expenses had not been waived.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                          APRIL 30, 2000
(UNAUDITED)
                                            Rating*         Par        Market
Issuer                                   (Moody's/S&P)     (000)        Value
--------------------------------------------------------------------------------
 MUNICIPAL BONDS -- 94.1%
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS -- 67.4%
Arlington County, VA
   5.00%, 10/1/14 .......................  Aaa/AAA        $2,000    $ 1,906,960
Arlington, TX, School District
   5.75%, 2/15/21 .......................  Aaa/NR          1,465      1,440,447
Charlotte, NC
   5.30%, 4/1/12 ........................  Aaa/AAA         1,120      1,123,091
   5.00%, 2/1/19 ........................  Aaa/AAA         2,300      2,095,990
Chesterfield County, VA
   5.625%, 1/15/14 ......................  Aaa/AAA         1,350      1,374,651
Dallas, TX
   5.00%, 2/15/13 .......................  Aaa/AAA         1,755      1,661,090
Delaware State, Series A
   5.125%, 4/1/16 .......................  Aaa/AAA         2,150      2,043,424
   5.50%, 4/1/19 ........................  Aaa/AAA         2,500      2,456,625
Dupage County, IL, Jail Project
   5.60%, 1/1/21 ........................  Aaa/AAA         1,600      1,563,488
Florida Board of Education
   6.125%, 6/1/12 .......................  Aa2/AA+         2,250      2,302,875
Florida State Board Capital Outlay,
  Series C
   5.50%, 6/1/21 ........................  Aa2/AA+         2,000      1,927,400
Franklin County, OH
   5.45%, 12/1/09 .......................  Aaa/AAA         1,500      1,517,910
   5.50%, 12/1/13 .......................  Aaa/AAA         1,000      1,006,630
Grand Prairie, TX, School District
   5.20%, 2/15/18 .......................  Aaa/AAA         2,000      1,849,940
King County, WA
   5.20%, 12/1/15 .......................  Aa1/AA+         2,500      2,350,225
   5.00%, 12/1/17 .......................  Aa1/AA+         2,565      2,316,862
Metropolitan Government Nashville &
   Davidson County, TN
   5.125%, 11/15/19 .....................  Aa2/AA          2,000      1,811,200
Minneapolis, MN Refunding, Series B
   5.20%, 3/1/13 ........................  Aaa/AAA         3,200      3,127,136
Minnesota State
   5.00%, 11/1/14 .......................  Aaa/AAA         2,500      2,376,150
Missouri State, Series A
   5.00%, 6/1/23 ........................  Aaa/AAA         2,000      1,783,720
North Carolina State Public Improvement,
   Series A
   5.25%, 3/1/16 ........................  Aaa/AAA         1,170      1,130,840

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
                                            Rating*          Par        Market
Issuer                                   (Moody's/S&P)      (000)        Value
--------------------------------------------------------------------------------
 MUNICIPAL BONDS -- (Continued)
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS -- (CONTINUED)
North Carolina Public School Building
   4.60%, 4/1/17 ........................  Aaa/AAA        $5,000    $ 4,333,050
Plano, TX Independent School District
   5.00%, 2/15/11 .......................  Aaa/AAA         3,000      2,881,200
Portland, OR, Metro Regional Government
   5.25%, 9/1/07 ........................  Aa/AA+          1,500      1,508,910
Salt Lake County, UT
   5.25%, 12/15/10 ......................  Aaa/AAA         2,000      1,996,640
South Carolina Capital Improvement
   5.625%, 7/1/14 .......................  Aaa/AAA         2,700      2,744,847
   5.65%, 7/1/21 ........................  Aaa/AAA         1,260      1,251,886
Virginia State
   5.25%, 6/1/16 ........................  Aaa/AAA         1,320      1,278,143
Washington State, Series A
   5.60%, 7/1/10 ........................  Aa1/AA+         1,500      1,522,530
Washington State, Series E
   5.00%, 7/1/22 ........................  Aa1/AA+         2,000      1,743,080
Washington State, Series R
   5.00%, 7/1/14 ........................  Aa1/AA+         2,250      2,096,010
Wisconsin State, Series 1
   5.00%, 5/1/15 ........................  Aa2/AA          1,000        929,070
Wisconsin State, Series B
   5.00%, 5/1/16 ........................  Aa2/AA          3,500      3,220,805
   5.00%, 5/1/18 ........................  Aa2/AA          1,000        904,070
                                                                    -----------
                                                                     65,576,895
                                                                    -----------
OTHER REVENUE -- 4.1%
Charlotte, NC Water & Sewer
   System Revenue
   5.25%, 6/1/24 ........................  Aa2/AA+         1,600      1,467,072
Texas Water Development Board Revenue
   4.75%, 7/15/20 .......................  Aa1/AAA         3,000      2,551,440
                                                                    -----------
                                                                      4,018,512
                                                                    -----------

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)                              APRIL 30, 2000
(UNAUDITED)
                                            Rating*         Par        Market
Issuer                                   (Moody's/S&P)     (000)        Value
--------------------------------------------------------------------------------
 MUNICIPAL BONDS -- (Concluded)
--------------------------------------------------------------------------------
PREREFUNDED ISSUES -- 17.9%
Arlington, TX, School District
   5.75%, 2/15/21 .......................  Aaa/NR*        $3,535    $ 3,642,004
Chicago, IL, Metropolitan Water
Reclamation District-Greater Chicago
   6.30%, 12/1/09 .......................  Aa1/AA          1,000      1,058,190
Dallas, TX
   5.00%, 2/15/10 .......................  Aaa/AAA         1,750      1,747,655
Florida Transportation
   5.80%, 7/1/18 ........................  Aa2/AAA         2,000      2,087,500
Indianapolis, IN, Public Improvement
   Board Revenue
   6.00%, 1/10/18 .......................  Aaa/AAA         1,500      1,515,720
Lower Colorado River Authority, Jr. Lien
   5.25%, 1/1/15 ........................  #AAA/AAA        2,000      1,953,860
State of Hawaii
   7.00%, 6/1/06 ........................  #AAA/++           750        751,762
Tennessee State, Series A
   5.50%, 3/1/09 ........................  Aaa/AAA         1,535      1,566,207
   5.55%, 3/1/10 ........................  Aaa/AAA         1,000      1,022,460
Texas State
   6.00%, 10/1/14 .......................  Aa1/AA          2,000      2,079,200
                                                                    -----------
                                                                     17,424,558
                                                                    -----------
TRANSPORTATION REVENUE -- 4.7%
Kansas Transportation
   5.40%, 3/1/09 ........................  Aa2/AA+         4,500      4,533,930
                                                                    -----------
TOTAL MUNICIPAL BONDS
   (Cost $93,620,423) ............................................   91,553,895
                                                                    -----------

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
                                                          Par         Market
Issuer                                                   (000)         Value
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 4.6%
--------------------------------------------------------------------------------
Goldman Sachs & Co., 5.63% Dated 4/28/00, to be
    repurchased for $4,484,000 on 5/1/00,
    collateralized by U.S. Treasury Bonds 5.625%,
    due 5/15/01 with a market value of $4,559,456
   (Cost $4,470,000) ..................................  $4,470     $ 4,470,000
                                                                    -----------
TOTAL INVESTMENTS -- 98.7%
   (Cost $98,090,423) ............................................   96,023,895
                                                                    -----------
OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3% .....................    1,291,292
                                                                    -----------
NET ASSETS -- 100.0% .............................................  $97,315,187
                                                                    -----------
NET ASSET VALUE AND REDEMPTION PRICE PER:
   Flag Investors Class A Share
   ($32,197,831 / 3,168,116 shares outstanding) ..................       $10.16
                                                                         ======
   ISI Class Share
   ($65,117,356 / 6,406,082 shares outstanding) ..................       $10.16
                                                                         ======
MAXIMUM OFFERING PRICE PER:
   Flag Investors Class A Share
   ($10.16 / 0.9550) .............................................       $10.64
                                                                         ======
   ISI Class Share
   ($10.16 / 0.9555) .............................................       $10.63
                                                                         ======

--------------
    * The Moody's and Standard & Poor's ratings indicated are believed to be the most recent ratings available as of April 30, 2000.
   ++  Prerefunded   bonds   backed   by  U.S.   Treasury   securities.   Absent
       prerefunding, this obligation is rated Aa3/A+.

Moody's Municipal Bond Ratings:
  Aaa  Judged to be of the best quality
   Aa Judged to be of high quality by all standards. Issues are always rated with a 1, 2 or 3, which denote a high, medium, or low ranking within the rating.
 #AAA Advance refunded issues secured by escrowed funds held in cash, held in a trust or invested in direct non-callable U.S. government obligations or non-callable obligations.
   NR  Not rated.

S&P Municipal Bond Rating:
  AAA  Of the highest quality.
   AA The second strongest capacity for payments of debt service. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.
   NR  Not rated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                                     For the Six
                                                                    Months Ended
                                                                      April 30,
--------------------------------------------------------------------------------
                                                                        2000(1)
Investment Income:
   Interest .......................................................  $2,716,190
                                                                     ----------
Expenses:
   Investment advisory fee ........................................     200,054
   Distribution fee ...............................................     125,034
   Administration fee .............................................      54,083
   Accounting fee .................................................      27,421
   Professional fees ..............................................      27,233
   Transfer agent fee .............................................      24,831
   Registration fees ..............................................      22,439
   Printing and Postage ...........................................      16,478
   Miscellaneous ..................................................       5,086
                                                                     ----------
         Total expenses ...........................................     502,659
   Less: Fees waived ..............................................     (49,537)
                                                                     ----------
Net expenses ......................................................     453,122
                                                                     ----------
Net investment income .............................................   2,263,068
                                                                     ----------
Net realized and unrealized gain/(loss) on investments:
   Net realized loss from security transactions ...................     (74,065)
   Change in unrealized appreciation/depreciation
      of investments ..............................................     559,378
                                                                     ----------
   Net gain on investments ........................................     485,313
                                                                     ----------
Net increase in net assets resulting from operations ..............  $2,748,381
                                                                     ==========

----------------
(1) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                     For the Six       For the
                                                    Months Ended     Year Ended
                                                      April 30,      October 31,
--------------------------------------------------------------------------------
                                                       2000(1)         1999
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ........................  $  2,263,068     $ 4,818,088
   Net realized gain/(loss) from security
      transactions ..............................       (74,065)        547,939
   Change in unrealized appreciation/
      depreciation of investments ...............       559,378      (9,251,142)
                                                   ------------     -----------
   Net increase/(decrease) in net assets
      resulting from operations .................     2,748,381      (3,885,115)
                                                   ------------     -----------
Dividends to Shareholders from:
   Net investment income and short-term gains:
      Flag Investors Class A Shares .............      (774,647)     (1,600,162)
      ISI Class Shares ..........................    (1,616,417)     (3,369,957)
   Net realized long-term gains:
      Flag Investors Class A Shares .............            --        (151,301)
      ISI Class Shares ..........................            --        (312,768)
                                                   ------------     -----------
   Total distributions ..........................    (2,391,064)     (5,434,188)
                                                   ------------     -----------
Capital Share Transactions:
   Proceeds from sale of shares .................     2,968,448       8,098,100
   Value of shares issued in
      reinvestment of dividends .................     1,217,931       2,739,411
   Cost of shares repurchased ...................   (11,986,909)    (14,720,429)
                                                   ------------     -----------
   Decrease in net assets derived from capital
      share transactions ........................    (7,800,530)     (3,882,918)
                                                   ------------     -----------
   Total decrease in net assets .................    (7,443,213)    (13,202,221)

Net Assets:
   Beginning of period ..........................   104,758,400     117,960,621
                                                   ------------     -----------
   End of period including distributions in
      excess of net investment income of
      $10,935 for the year ended
      October 31, 1999 ..........................  $ 97,315,187    $104,758,400
                                                   ============    ============

--------------------
(1) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- FLAG INVESTORS CLASS A
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)
                                                                 For the Six
                                                                Months Ended
                                                                  April 30,
--------------------------------------------------------------------------------
                                                                   2000(4)
Per Share Operating Performance:
   Net asset value at beginning of period .......................  $ 10.12
                                                                   -------
Income from Investment Operations:
   Net investment income ........................................     0.23
   Net realized and unrealized gain/(loss) on investments .......     0.05
                                                                   -------
   Total from Investment Operations .............................     0.28
                                                                   -------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains .........................    (0.24)
   Distributions from net realized long-term gains ..............       --
                                                                   -------
   Total distributions ..........................................    (0.24)
                                                                   -------
   Net asset value at end of period .............................  $ 10.16
                                                                   =======
Total Return(3) .................................................     2.81%
Ratios to Average Daily Net Assets:
   Expenses(1) ..................................................     0.90%(5)
   Net investment income(2) .....................................     4.48%(5)
Supplemental Data:
   Net assets at end of period (000):
      Flag Investors Class A Shares .............................  $32,198
      ISI Class Shares ..........................................  $65,117
   Portfolio turnover rate ......................................        9%

---------------
(1) Without the waiver of advisory and administration fees (Note 2), the ratio of expenses to average daily net assets would have been 1.00% (annualized), 1.10%, 1.13%, 1.10%, 1.13% and 1.10% for the six months ended April 30,
    2000, and for the years ended October 31, 1999,1998, 1997, 1996 and 1995, respectively.
(2) Without the waiver of advisory and administration fees (Note 2), the ratio of net investment income to average daily net assets would have been 4.38% (annualized), 4.03%, 4.01%, 4.26%, 4.25% and 4.52% for the six months ended April 30, 2000, and for the years ended October 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(3) Total return excludes the effect of sales charge.
(4) Unaudited.
(5) Annualized.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

                                                                               For the Years Ended October 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                 1999           1998          1997        1996           1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period ...................  $ 11.01        $ 10.79       $ 10.58      $ 10.65        $  9.81
                                                               -------        -------       -------      -------        -------
Income from Investment Operations:
   Net investment income ....................................     0.45           0.46          0.52         0.48           0.48
   Net realized and unrealized gain/(loss) on investments ...    (0.83)          0.33          0.24           --           0.98
                                                               -------        -------       -------      -------        -------
   Total from Investment Operations .........................    (0.38)          0.79          0.76         0.48           1.46
                                                               -------        -------       -------      -------        -------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains .....................    (0.47)         (0.54)        (0.52)       (0.54)         (0.54)
   Distributions from net realized long-term gains ..........    (0.04)         (0.03)        (0.03)       (0.01)         (0.08)
                                                               -------        -------       -------      -------        -------
   Total distributions ......................................    (0.51)         (0.57)        (0.55)       (0.55)         (0.62)
                                                               -------        -------       -------      -------        -------
   Net asset value at end of period .........................  $ 10.12        $ 11.01       $ 10.79      $ 10.58        $ 10.65
                                                               =======        =======       =======      =======        =======
Total Return(3) .............................................    (3.61)%         7.51%         7.43%        4.67%         15.42%
Ratios to Average Daily Net Assets:
   Expenses(1)                                                    0.90%          0.90%         0.90%        0.90%          0.90%
   Net investment income(2)                                       4.23%          4.24%         4.46%        4.48%          4.72%
Supplemental Data:
   Net assets at end of period (000):
      Flag Investors Class A Shares                            $34,150        $37,212       $38,390      $41,193        $45,980
      ISI Class Shares                                         $70,609        $80,749       $79,003      $84,712        $86,292
   Portfolio turnover rate                                           8%            18%           26%          32%            55%

---------------

(1) Without the waiver of advisory and administration fees (Note 2), the ratio of expenses to average daily net assets would have been 1.00% (annualized), 1.10%, 1.13%, 1.10%, 1.13% and 1.10% for the six months ended April 30,
    2000, and for the years ended October 31, 1999,1998, 1997, 1996 and 1995, respectively.
(2) Without the waiver of advisory and administration fees (Note 2), the ratio of net investment income to average daily net assets would have been 4.38% (annualized), 4.03%, 4.01%, 4.26%, 4.25% and 4.52% for the six months ended April 30, 2000, and for the years ended October 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(3) Total return excludes the effect of sales charge.
(4) Unaudited.
(5) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- Significant Accounting Policies

     Managed Municipal Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on January 5, 1990 and began operations February 26, 1990, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income exempt from federal income tax through
investment   in  a  portfolio   consisting   primarily  of  tax-free   municipal
obligations.

     The Fund consists of two share classes: ISI Managed Municipal Fund Shares ("ISI Class Shares"), which began operations February 26, 1990, and Flag Investors Managed Municipal Fund Class A Shares ("Flag Investors Class A Shares"), which began operations October 23, 1990.

     The ISI Class Shares have a 4.45% maximum front-end sales charge and the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge. Both classes have a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

   A. SECURITY VALUATION-- Municipal obligations are usually traded in the over-the-counter market. The Fund utilizes the services of an independent pricing vendor to obtain prices when such prices are determined by the Investment Advisor to reflect the fair market value of such municipal obligations. When there is an available market quotation, the Fund values a municipal obligation by using the most recent quoted bid price provided by an investment dealer. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At April 30, 2000 there were no Board Valued Securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost which approximates fair market value.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

NOTE 1 -- concluded

   B. REPURCHASE AGREEMENTS -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults, the value of the collateral declines or the broker enters into an insolvency proceeding.

   C. FEDERAL INCOME TAXES -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

           The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

   D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification cost method for financial reporting and income tax purposes to determine the gain or loss of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.40%. For the six months ended April 30, 2000, ISI's advisory fee was $200,054, of which $32,443 was payable at the end of the period.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- concluded

     ISI has contractually agreed to waive its fees through February 28, 2001, to the extent necessary, so that the Fund's annual expenses do not exceed 0.90% of its average daily net assets. For the six months ended April 30, 2000, ISI waived fees of $49,537.

     Investment Company Capital Corp. (ICCC) is the Fund's Administrator. As compensation for its administrative services, the Fund pays ICCC an annual fee based on combined assets of the ISI Funds calculated daily and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million, and 0.03% of the amount over $500 million.

     Certain officers and directors of the Fund are also officers or directors of ISI or ICCC.

     ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily based upon its average daily net assets and paid monthly. For the six months ended April 30, 2000, ICCC's fee was $27,421, of which $4,499 was payable at the end of the period.

     ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly. For the six months ended April 30, 2000, ICCC's fee was $24,831, of which $3,614 was payable at the end of the period.

     ISI Group, Inc. ("ISI Group"), which is affiliated with ISI provides distribution services for the ISI class of the Fund for which ISI Group is paid an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at an annual rate equal to 0.25% of the ISI Class' average daily net assets. ICC Distributors, Inc. provides distribution services for the Flag Investors Class A Shares for which ICC Distributors is paid an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets. For the six months ended April 30, 2000, distribution fees aggregated $125,034. ISI group's fee was $84,526, of which $13,582 was payable at the end of the period. ICC Distributor's fee was $40,508, of which $6,696 was payable at the end of the period.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 55 million shares of $.001 par value capital stock (15 million Flag Investors Class A, 20 million ISI Class, 2.5 million Class B, 15 million Class C, 0.5 million Class D and 2 million undesignated).
Transactions in shares of the Fund are listed below.

                                               FLAG INVESTORS CLASS A SHARES
                                          --------------------------------------
                                              FOR THE SIX           FOR THE
                                             MONTHS ENDED         YEAR ENDED
                                            APRIL 30, 2000(1)  OCTOBER 31, 1999
                                           ------------------  ----------------
 Shares sold ...............................      222,913           490,026
 Shares issued to shareholders on
    reinvestment of dividends ..............       46,086            92,630
 Shares redeemed ...........................     (474,777)         (590,052)
                                              -----------       -----------
 Net decrease in shares outstanding ........     (205,778)           (7,396)
                                              ===========       ===========
 Proceeds from sale of shares ..............  $ 2,257,587       $ 5,300,208
 Value of reinvested dividends .............      465,160           991,493
 Cost of shares redeemed ...................   (4,796,324)       (6,335,561)
                                              -----------       -----------
 Net decrease from capital share transactions $(2,073,577)      $   (43,860)
                                              ===========       ===========

---------------
(1) Unaudited.

                                                    ISI CLASS SHARES
                                         --------------------------------------
                                             FOR THE SIX           FOR THE
                                            MONTHS ENDED         YEAR ENDED
                                           APRIL 30, 20001    OCTOBER 31, 1998
                                          ----------------    ----------------
Shares sold ................................       70,594           261,822
Shares issued to shareholders on
   reinvestment of dividends ...............       74,603           163,148
Shares redeemed ............................     (713,562)         (786,574)
                                              -----------      ------------
Net decrease in shares outstanding .........     (568,365)         (361,604)
                                              ===========      ============
Proceeds from sale of shares ...............  $   710,860      $  2,797,892
Value of reinvested dividends ..............      752,771         1,747,918
Cost of shares redeemed ....................   (7,190,584)       (8,384,868)
                                              -----------      ------------
Net decrease from capital share transactions  $(5,726,953)     $ (3,839,058)
                                              ===========      ============

----------------
1 Unaudited.

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4 -- Investment Transactions

     Excluding  short-term  obligations,   purchases  of  investment  securities
aggregated $8,681,400 and sales of investment securities aggregated $15,547,882 for the six month period ended April 30, 2000.

     On April 30, 2000, aggregate net unrealized depreciation over tax cost for portfolio securities was $2,066,528, of which $1,061,387 related to appreciated securities and $3,127,915 related to depreciated securities.

NOTE 5 -- Net Assets

     On April 30, 2000, net assets consisted of:

Paid-in capital:

   Flag Investors Class A Shares .................................  $32,075,889
   ISI Class Shares ..............................................   67,518,820
Distributions in excess of net investment income .................     (138,930)
Unrealized depreciation of investments ...........................   (2,066,528)
Undistributed net realized loss from investment
  transactions ...................................................      (74,064)
                                                                    -----------
                                                                    $97,315,187
                                                                    ===========

FLAG INVESTORS MANAGED MUNICIPAL FUND SHARES
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                 EDWARD S. HYMAN
                                    CHAIRMAN

            R. ALAN MEDAUGH                   MARGARET M. BEELER
               PRESIDENT                   ASSISTANT VICE PRESIDENT

          JOSEPH R. HARDIMAN                  SUZANNE H. UGHETTA
               DIRECTOR                    ASSISTANT VICE PRESIDENT

             LOUIS E. LEVY                      KEITH C. REILLY
               DIRECTOR                    ASSISTANT VICE PRESIDENT

          CARL W. VOGT, ESQ.                   CHARLES A. RIZZO
               DIRECTOR                            TREASURER

              NANCY LAZAR                       FELICIA A. EMRY
            VICE PRESIDENT                         SECRETARY

          EDWARD J. VEILLEUX                     AMY M. OLMERT
            VICE PRESIDENT                    ASSISTANT SECRETARY

           CARRIE L. BUTLER                    DANIEL O. HIRSCH
            VICE PRESIDENT                    ASSISTANT SECRETARY

INVESTMENT OBJECTIVE
A mutual fund designed to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

          ------------------------------------------------------------
               This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.
               For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
          ------------------------------------------------------------

                     [Flag Investors logo omitted]

                            DOMESTIC EQUITY
                          Communications Fund
                         Emerging Growth Fund
                         Equity Partners Fund
                      Real Estate Securities Fund
                              Top 50 U.S.
                          Value Builder Fund

                         INTERNATIONAL EQUITY
                         European Mid-Cap Fund
                       International Equity Fund
                         Japanese Equity Fund
                              Top 50 Asia
                             Top 50 Europe
                             Top 50 World

                             FIXED INCOME
                     Managed Municipal Fund Shares
                    Short-Intermediate Income Fund
                Total Return U.S. Treasury Fund Shares

                             MONEY MARKET
                       Cash Reserve Prime Shares


                             P.O. Box 515
                       Baltimore, Maryland 21203
                             800-767-FLAG
                         WWW.FLAGINVESTORS.COM

                            Distributed by:
                        ICC DISTRIBUTORS, INC.

                                                                      MMSA(6/00)